EXHIBIT 99

WFMBS 04-N Final (SIZED) - Price/Yield - A-1A

Balance                 $41,000,000.00    Delay              0                  WAC         4.414171596        WAM            359
Coupon                  2.551             Dated              7/25/2004          NET         4.154172           WALA             1
Settle                  7/30/2004         First Payment      8/25/2004

Price                            1               2              3              4                 5              6                 7
                             Yield           Yield          Yield          Yield             Yield          Yield             Yield
            99.0000          3.604           4.110          4.420          4.630             5.169          5.722             6.306
            99.1250          3.473           3.915          4.186          4.369             4.840          5.322             5.832
            99.2500          3.343           3.721          3.952          4.109             4.512          4.924             5.360
            99.3750          3.212           3.527          3.719          3.850             4.184          4.527             4.889
            99.5000          3.082           3.333          3.487          3.591             3.858          4.132             4.421
            99.6250          2.952           3.140          3.255          3.333             3.533          3.738             3.954
            99.7500          2.823           2.948          3.025          3.076             3.209          3.345             3.489
            99.8750          2.693           2.756          2.794          2.820             2.886          2.954             3.026
           100.0000          2.565           2.565          2.565          2.565             2.565          2.564             2.564
           100.1250          2.436           2.374          2.336          2.310             2.244          2.176             2.105
           100.2500          2.308           2.183          2.107          2.056             1.924          1.789             1.647
           100.3750          2.180           1.993          1.879          1.802             1.605          1.404             1.191
           100.5000          2.052           1.804          1.652          1.550             1.287          1.019             0.737
           100.6250          1.924           1.615          1.426          1.298             0.971          0.636             0.284
           100.7500          1.797           1.426          1.200          1.047             0.655          0.255            -0.166
           100.8750          1.670           1.239          0.975          0.796             0.340         -0.125            -0.615
           101.0000          1.544           1.051          0.750          0.547             0.026         -0.504            -1.063

                WAL           1.00            0.67           0.56           0.50              0.40           0.33              0.28
           Mod Durn          0.970           0.654          0.545          0.490             0.389          0.321             0.271
      Mod Convexity          0.017           0.009          0.007          0.006             0.004          0.003             0.002
   Principal Window  Aug04 - Aug06   Aug04 - Nov05  Aug04 - Sep05  Aug04 - Jul05     Aug04 - May05  Aug04 - Mar05     Aug04 - Feb05
      Maturity #mos             25              16             14             12                10              8                 7

            CMT_1YR           2.15            2.15           2.15           2.15              2.15           2.15              2.15
             Prepay         10 CPR          15 CPR         18 CPR         20 CPR            25 CPR         30 CPR            35 CPR
Optional Redemption        Call (N)        Call (N)       Call (N)       Call (N)          Call (N)       Call (N)          Call (N)

                   Swap Mat  1YR     2YR     3YR     4YR     5YR    10YR    30YR
                        Yld 2.37 3.10963 3.57898 3.92105 4.19062 4.95487 5.56578


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the
information contained in the Offering Document).                          Page 1

WFMBS 04-N Final (SIZED) - Price/Yield - A-1B

Balance                 $43,958,000.00    Delay              0                  WAC        4.414171596        WAM               359
Coupon                  3.803             Dated              7/25/2004          NET        4.154172           WALA                1
Settle                  7/30/2004         First Payment      8/25/2004


Price                            1              2                3                 4               5              6              7
                             Yield          Yield            Yield             Yield           Yield          Yield          Yield
            99.0000          4.888          5.396            5.708             5.919           6.461          7.017          7.604
            99.1250          4.755          5.199            5.471             5.655           6.129          6.614          7.126
            99.2500          4.622          5.002            5.235             5.393           5.798          6.212          6.650
            99.3750          4.490          4.806            5.000             5.131           5.468          5.812          6.176
            99.5000          4.358          4.611            4.765             4.870           5.139          5.414          5.704
            99.6250          4.226          4.415            4.531             4.610           4.811          5.016          5.233
            99.7500          4.095          4.221            4.298             4.350           4.484          4.620          4.765
            99.8750          3.964          4.027            4.065             4.091           4.158          4.226          4.298
           100.0000          3.833          3.833            3.833             3.833           3.833          3.833          3.833
           100.1250          3.703          3.640            3.602             3.576           3.509          3.441          3.370
           100.2500          3.573          3.448            3.371             3.319           3.187          3.051          2.908
           100.3750          3.443          3.255            3.141             3.063           2.865          2.662          2.449
           100.5000          3.313          3.064            2.911             2.808           2.544          2.275          1.991
           100.6250          3.184          2.873            2.683             2.554           2.225          1.889          1.535
           100.7500          3.055          2.682            2.454             2.301           1.906          1.504          1.081
           100.8750          2.926          2.492            2.227             2.048           1.589          1.121          0.628
           101.0000          2.798          2.303            2.000             1.796           1.272          0.739          0.177

                WAL           1.00           0.67             0.56              0.50            0.40           0.33           0.28
           Mod Durn          0.957          0.646            0.539             0.485           0.385          0.318          0.269
      Mod Convexity          0.017          0.009            0.007             0.005           0.004          0.003          0.002
   Principal Window  Aug04 - Aug06  Aug04 - Nov05    Aug04 - Sep05     Aug04 - Jul05   Aug04 - May05  Aug04 - Mar05  Aug04 - Feb05
      Maturity #mos             25             16               14                12              10              8              7

            CMT_1YR           2.15           2.15             2.15              2.15            2.15           2.15           2.15
             Prepay         10 CPR         15 CPR           18 CPR            20 CPR          25 CPR         30 CPR         35 CPR
Optional Redemption        Call (N)       Call (N)         Call (N)          Call (N)        Call (N)       Call (N)       Call (N)

                   Swap Mat  1YR     2YR     3YR     4YR     5YR    10YR    30YR
                        Yld 2.37 3.10963 3.57898 3.92105 4.19062 4.95487 5.56578


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the
information contained in the Offering Document).                          Page 2

WFMBS 04-N Final (SIZED) - Price/Yield - A-2

Balance                  $36,213,000.00    Delay              0                  WAC     4.414171596        WAM                359
Coupon                   3.599             Dated              7/25/2004          NET     4.154172           WALA                 1
Settle                   7/30/2004         First Payment      8/25/2004

Price                            1               2               3                 4               5               6              7
                             Yield           Yield           Yield             Yield           Yield           Yield          Yield
            99.0000          4.047           4.251           4.378             4.464           4.689           4.929          5.178
            99.1250          3.995           4.172           4.283             4.359           4.555           4.765          4.982
            99.2500          3.942           4.094           4.189             4.254           4.422           4.601          4.787
            99.3750          3.889           4.015           4.095             4.149           4.289           4.438          4.593
            99.5000          3.836           3.937           4.001             4.044           4.156           4.275          4.398
            99.6250          3.783           3.859           3.907             3.939           4.023           4.112          4.205
            99.7500          3.731           3.781           3.813             3.834           3.890           3.950          4.011
            99.8750          3.678           3.704           3.719             3.730           3.758           3.788          3.818
           100.0000          3.626           3.626           3.626             3.626           3.626           3.626          3.626
           100.1250          3.574           3.549           3.533             3.522           3.494           3.465          3.434
           100.2500          3.522           3.471           3.440             3.418           3.363           3.304          3.242
           100.3750          3.469           3.394           3.347             3.315           3.232           3.143          3.051
           100.5000          3.417           3.317           3.254             3.211           3.101           2.982          2.860
           100.6250          3.365           3.240           3.162             3.108           2.970           2.822          2.670
           100.7500          3.313           3.163           3.069             3.005           2.839           2.663          2.480
           100.8750          3.262           3.086           2.977             2.902           2.709           2.503          2.291
           101.0000          3.210           3.010           2.885             2.800           2.579           2.344          2.102

                WAL           2.54            1.69            1.40              1.25            0.98            0.80           0.67
           Mod Durn          2.387           1.611           1.339             1.201           0.947           0.773          0.650
      Mod Convexity          0.071           0.035           0.025             0.021           0.014           0.010          0.008
   Principal Window  Aug06 - Aug07   Nov05 - Aug06   Sep05 - Mar06     Jul05 - Jan06   May05 - Sep05   Mar05 - Jul05  Feb05 - May05
      Maturity #mos             37              25              20                18              14              12             10

            CMT_1YR           2.15            2.15            2.15              2.15            2.15            2.15           2.15
             Prepay         10 CPR          15 CPR          18 CPR            20 CPR          25 CPR          30 CPR         35 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)          Call (N)        Call (N)        Call (N)       Call (N)

                   Swap Mat  1YR     2YR     3YR     4YR     5YR    10YR    30YR
                        Yld 2.37 3.10963 3.57898 3.92105 4.19062 4.95487 5.56578


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the
information contained in the Offering Document).                          Page 3

WFMBS 04-N Final (SIZED) - Price/Yield - A-3

Balance                 $63,923,000.00     Delay             24                  WAC        4.414171596       WAM             359
Coupon                  4.15417            Dated             7/1/2004            NET        4.154172          WALA              1
Settle                  7/30/2004          First Payment     8/25/2004

Price                            1               2               3                4                5               6              7
                             Yield           Yield           Yield            Yield            Yield           Yield          Yield
            98.8906          4.426           4.524           4.591            4.636            4.754           4.879          5.013
            99.0156          4.392           4.474           4.530            4.569            4.669           4.775          4.889
            99.1406          4.357           4.424           4.470            4.502            4.584           4.672          4.765
            99.2656          4.323           4.374           4.410            4.435            4.499           4.568          4.641
            99.3906          4.289           4.324           4.350            4.368            4.415           4.465          4.518
            99.5156          4.255           4.274           4.290            4.301            4.330           4.361          4.395
            99.6406          4.220           4.224           4.230            4.235            4.246           4.258          4.272
            99.7656          4.186           4.174           4.171            4.168            4.162           4.156          4.149
            99.8906          4.152           4.124           4.111            4.102            4.078           4.053          4.026
           100.0156          4.118           4.075           4.052            4.036            3.994           3.951          3.904
           100.1406          4.084           4.025           3.992            3.969            3.911           3.848          3.782
           100.2656          4.050           3.976           3.933            3.903            3.827           3.746          3.660
           100.3906          4.016           3.926           3.874            3.837            3.744           3.644          3.538
           100.5156          3.982           3.877           3.815            3.772            3.661           3.542          3.417
           100.6406          3.949           3.828           3.756            3.706            3.578           3.441          3.296
           100.7656          3.915           3.779           3.697            3.640            3.495           3.340          3.175
           100.8906          3.881           3.729           3.638            3.575            3.412           3.238          3.054

                WAL           4.06            2.71            2.24             2.00             1.57            1.27           1.06
           Mod Durn          3.661           2.510           2.094            1.881            1.487           1.216          1.019
      Mod Convexity          0.162           0.079           0.056            0.046            0.030           0.021          0.016
   Principal Window  Aug07 - Jun09   Aug06 - Dec07   Mar06 - May07    Jan06 - Feb07    Sep05 - Jul06   Jul05 - Mar06  May05 - Nov05
      Maturity #mos             59              41              34               31               24              20             16

            CMT_1YR           2.15            2.15            2.15             2.15             2.15            2.15           2.15
             Prepay         10 CPR          15 CPR          18 CPR           20 CPR           25 CPR          30 CPR         35 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)         Call (N)         Call (N)        Call (N)       Call (N)

                   Swap Mat  1YR     2YR     3YR     4YR     5YR    10YR    30YR
                        Yld 2.37 3.10963 3.57898 3.92105 4.19062 4.95487 5.56578


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the
information contained in the Offering Document).                          Page 4

WFMBS 04-N Final (SIZED) - Price/Yield - A-4

Balance                 $46,550,000.00     Delay             24                  WAC       4.414171596       WAM               359
Coupon                  4.15417            Dated             7/1/2004            NET       4.154172          WALA                1
Settle                  7/30/2004          First Payment     8/25/2004

Price                            1               2               3                4               5               6               7
                             Yield           Yield           Yield            Yield           Yield           Yield           Yield
           97.96875          4.651           4.675           4.768            4.833           5.000           5.179           5.370
           98.09375          4.622           4.640           4.727            4.786           4.942           5.107           5.285
           98.21875          4.593           4.606           4.685            4.740           4.884           5.036           5.200
           98.34375          4.563           4.571           4.644            4.694           4.826           4.965           5.116
           98.46875          4.534           4.536           4.603            4.648           4.768           4.895           5.031
           98.59375          4.505           4.502           4.561            4.602           4.710           4.824           4.947
           98.71875          4.476           4.467           4.520            4.557           4.652           4.753           4.863
           98.84375          4.447           4.433           4.479            4.511           4.594           4.683           4.778
           98.96875          4.418           4.398           4.438            4.465           4.537           4.613           4.694
           99.09375          4.389           4.364           4.397            4.420           4.479           4.543           4.611
           99.21875          4.360           4.330           4.356            4.374           4.422           4.472           4.527
           99.34375          4.331           4.295           4.315            4.329           4.364           4.402           4.443
           99.46875          4.302           4.261           4.274            4.283           4.307           4.333           4.360
           99.59375          4.274           4.227           4.233            4.238           4.250           4.263           4.277
           99.71875          4.245           4.193           4.193            4.193           4.193           4.193           4.194
           99.84375          4.216           4.159           4.152            4.148           4.136           4.124           4.111
           99.96875          4.187           4.125           4.112            4.103           4.079           4.054           4.028

                WAL           4.90            4.06            3.36             3.00            2.35            1.91            1.59
           Mod Durn          4.344           3.660           3.067            2.759           2.186           1.792           1.500
      Mod Convexity          0.223           0.160           0.114            0.093           0.060           0.042           0.030
   Principal Window  Jun09 - Jun09   Dec07 - Apr09   May07 - Jun08    Feb07 - Jan08   Jul06 - Apr07   Mar06 - Oct06   Nov05 - May06
      Maturity #mos             59              57              47               42              33              27              22

            CMT_1YR           2.15            2.15            2.15             2.15            2.15            2.15            2.15
             Prepay         10 CPR          15 CPR          18 CPR           20 CPR          25 CPR          30 CPR          35 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)         Call (N)        Call (N)        Call (N)        Call (N)


               Swap Mat  1YR     2YR     3YR     4YR     5YR    10YR    30YR
                        Yld 2.37 3.10963 3.57898 3.92105 4.19062 4.95487 5.56578


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the
information contained in the Offering Document).                          Page 5

WFMBS 04-N Final (SIZED) - Price/Yield - A-5

Balance                 $47,901,000.00    Delay              24                 WAC       4.414171596        WAM               359
Coupon                  4.15417           Dated              7/1/2004           NET       4.154172           WALA                1
Settle                  7/30/2004         First Payment      8/25/2004

Price                            1               2               3                4                5               6              7
                             Yield           Yield           Yield            Yield            Yield           Yield          Yield
           97.21875          4.828           4.822           4.832            4.872            5.049           5.239          5.439
           97.34375          4.798           4.793           4.800            4.838            5.006           5.186          5.376
           97.46875          4.769           4.763           4.769            4.803            4.963           5.133          5.313
           97.59375          4.739           4.734           4.737            4.769            4.919           5.080          5.250
           97.71875          4.710           4.704           4.706            4.735            4.876           5.027          5.187
           97.84375          4.680           4.675           4.674            4.700            4.833           4.974          5.124
           97.96875          4.651           4.645           4.643            4.666            4.790           4.922          5.061
           98.09375          4.622           4.616           4.612            4.632            4.747           4.869          4.999
           98.21875          4.593           4.587           4.581            4.598            4.704           4.816          4.936
           98.34375          4.563           4.558           4.549            4.564            4.661           4.764          4.874
           98.46875          4.534           4.528           4.518            4.530            4.618           4.712          4.811
           98.59375          4.505           4.499           4.487            4.496            4.575           4.659          4.749
           98.71875          4.476           4.470           4.456            4.462            4.532           4.607          4.687
           98.84375          4.447           4.441           4.425            4.428            4.490           4.555          4.625
           98.96875          4.418           4.412           4.394            4.394            4.447           4.503          4.563
           99.09375          4.389           4.383           4.363            4.361            4.404           4.451          4.501
           99.21875          4.360           4.354           4.332            4.327            4.362           4.399          4.439

                WAL           4.90            4.90            4.56             4.15             3.23            2.61           2.17
           Mod Durn          4.338           4.332           4.062            3.723            2.952           2.418          2.029
      Mod Convexity          0.222           0.221           0.196            0.166            0.106           0.073          0.053
   Principal Window  Jun09 - Jun09   Apr09 - Jun09   Jun08 - Jun09    Jan08 - May09    Apr07 - May08   Oct06 - Aug07  May06 - Feb07
      Maturity #mos             59              59              59               58               46              37             31

            CMT_1YR           2.15            2.15            2.15             2.15             2.15            2.15           2.15
             Prepay         10 CPR          15 CPR          18 CPR           20 CPR           25 CPR          30 CPR         35 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)         Call (N)         Call (N)        Call (N)       Call (N)


                   Swap Mat  1YR     2YR     3YR     4YR     5YR    10YR    30YR
                        Yld 2.37 3.10963 3.57898 3.92105 4.19062 4.95487 5.56578


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the
information contained in the Offering Document).                          Page 6

WFMBS 04-N Final (SIZED) - Price/Yield - A-6

Balance                 $131,156,000.00    Delay             24                  WAC       4.414171596         WAM             359
Coupon                  4                  Dated             7/1/2004            NET       4.154172            WALA              1
Settle                  7/30/2004          First Payment     8/25/2004

Price                            1               2               3                 4                  5              6            7
                             Yield           Yield           Yield             Yield              Yield          Yield        Yield
          96.796875          4.767           4.767           4.767             4.766              4.776          4.817        4.881
          96.921875          4.738           4.738           4.738             4.737              4.745          4.785        4.846
          97.046875          4.708           4.708           4.708             4.707              4.715          4.752        4.810
          97.171875          4.679           4.679           4.679             4.678              4.684          4.719        4.774
          97.296875          4.649           4.649           4.649             4.648              4.654          4.687        4.738
          97.421875          4.620           4.620           4.620             4.619              4.623          4.654        4.703
          97.546875          4.590           4.590           4.590             4.589              4.593          4.622        4.667
          97.671875          4.561           4.561           4.561             4.560              4.563          4.589        4.632
          97.796875          4.532           4.532           4.532             4.531              4.533          4.557        4.596
          97.921875          4.502           4.502           4.502             4.501              4.502          4.525        4.561
          98.046875          4.473           4.473           4.473             4.472              4.472          4.492        4.526
          98.171875          4.444           4.444           4.444             4.443              4.442          4.460        4.490
          98.296875          4.415           4.415           4.415             4.414              4.412          4.428        4.455
          98.421875          4.386           4.386           4.386             4.385              4.382          4.396        4.420
          98.546875          4.357           4.357           4.357             4.356              4.352          4.364        4.385
          98.671875          4.328           4.328           4.328             4.327              4.322          4.332        4.350
          98.796875          4.299           4.299           4.299             4.298              4.293          4.300        4.315

                WAL           4.90            4.90            4.90              4.90               4.74           4.40         4.00
           Mod Durn          4.354           4.354           4.354             4.354              4.219          3.935        3.598
      Mod Convexity          0.223           0.223           0.223             0.223              0.211          0.186        0.160
   Principal Window  Jun09 - Jun09   Jun09 - Jun09   Jun09 - Jun09     May09 - Jun09      May08 - Jun09  Aug07 - Jun09 Feb07 - Jun09
      Maturity #mos             59              59              59                59                 59             59           59

            CMT_1YR           2.15            2.15            2.15              2.15               2.15           2.15         2.15
             Prepay         10 CPR          15 CPR          18 CPR            20 CPR             25 CPR         30 CPR       35 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)          Call (N)           Call (N)       Call (N)     Call (N)


                   Swap Mat  1YR     2YR     3YR     4YR     5YR    10YR    30YR
                        Yld 2.37 3.10963 3.57898 3.92105 4.19062 4.95487 5.56578


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the
information contained in the Offering Document).                          Page 7

WFMBS 04-N Final (SIZED) - Price/Yield - 1-A7

Balance                 $754,000,000.00    Delay             24                  WAC        4.414171596         WAM             359
Coupon                  4.15417            Dated             7/1/2004            NET        4.154172            WALA              1
Settle                  7/30/2004          First Payment     8/25/2004

Price                            1               2               3                4               5               6               7
                             Yield           Yield           Yield            Yield           Yield           Yield           Yield
          97.796875          4.705           4.772           4.820            4.856           4.956           5.073           5.207
          97.921875          4.683           4.743           4.786            4.819           4.910           5.019           5.142
          98.046875          4.661           4.714           4.753            4.782           4.865           4.964           5.078
          98.171875          4.639           4.684           4.719            4.745           4.820           4.909           5.013
          98.296875          4.617           4.655           4.685            4.708           4.775           4.855           4.949
          98.421875          4.595           4.626           4.652            4.671           4.730           4.801           4.885
          98.546875          4.573           4.597           4.618            4.635           4.685           4.747           4.821
          98.671875          4.551           4.569           4.585            4.598           4.640           4.693           4.758
          98.796875          4.529           4.540           4.552            4.562           4.595           4.639           4.694
          98.921875          4.507           4.511           4.518            4.525           4.550           4.586           4.631
          99.046875          4.486           4.482           4.485            4.489           4.506           4.532           4.568
          99.171875          4.464           4.454           4.452            4.453           4.462           4.479           4.505
          99.296875          4.442           4.425           4.419            4.417           4.417           4.426           4.442
          99.421875          4.421           4.397           4.387            4.381           4.373           4.373           4.379
          99.546875          4.399           4.369           4.354            4.345           4.329           4.320           4.317
          99.671875          4.378           4.340           4.321            4.310           4.286           4.267           4.255
          99.796875          4.356           4.312           4.289            4.274           4.242           4.215           4.193

                WAL           7.64            5.48            4.62             4.17            3.30            2.69            2.24
           Mod Durn          5.786           4.386           3.796            3.470           2.825           2.350           1.989
      Mod Convexity          0.634           0.386           0.296            0.250           0.170           0.121           0.088
   Principal Window  Aug04 - Jun34   Aug04 - Jun34   Aug04 - Jun34    Aug04 - Jun34   Aug04 - Jun34   Aug04 - Jun34   Aug04 - Jun34
      Maturity #mos            359             359             359              359             359             359             359

            CMT_1YR           2.15            2.15            2.15             2.15            2.15            2.15            2.15
             Prepay         10 CPR          15 CPR          18 CPR           20 CPR          25 CPR          30 CPR          35 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)         Call (N)        Call (N)        Call (N)        Call (N)


                   Swap Mat  1YR     2YR     3YR     4YR     5YR    10YR    30YR
                        Yld 2.37 3.10963 3.57898 3.92105 4.19062 4.95487 5.56578


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the
information contained in the Offering Document).                          Page 8